ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT, Inc.

Sandler O'Neill

January 9, 2012

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Capitalization and Dividend Policy

- **Market Capitalization and Additional Paid-In Capital**
  - Closing price per share $7.15.
  - 95,436,949 shares of common stock outstanding (NYSE: "ARR")(1).
  - Market capitalization of $682.4 million.
  - Additional paid-in capital(2) estimate: $7.11 per share or $679.0 million.

- **Dividend Policy and Taxable REIT Income**
  - ARMOUR pays dividends monthly.
  - Dividends are declared based on estimates of future taxable REIT income.
  - The company estimates that taxable REIT income for the year 2011 will exceed dividends declared and paid.
  - The Q1 2012 dividend rate is $0.11 per share.
  - The Q2 20121 dividend rate will be declared on or before April 3, 2012.

2012 Dividend Record Date and Payment Schedule

	Record Date	Payment Date		Record Date	Payment Date
January	15th	30th	July	15th	30th
February	15th	28th	August	15th	30th
March	15th	29th	September	15th	27th
April	15th	27th	October	15th	30th
May	15th	30th	November	15th	29th
June	15th	28th	December	15th	28th

(1) ARR also has 32,500,000 warrants outstanding (NYSE/AMEX: ARR/WS) with a conversion price of $11.00 that expire on November 7, 2013.
(2) Additional paid-in capital is equal to historic book value.

Information as of 1/4/2012.

ARMOUR RESIDENTIAL REIT

ARMOUR Targets, Strategy and Governance

Balance Sheet Targets

- ASSETS
  - ARMOUR invests in Agency mortgage securities.
- DURATION
  - Net balance sheet weighted average duration target of 1.5 or less.
- HEDGING
  - Hedge asset and funding rate risk on a minimum of 40% of non-ARM assets.
- LIQUIDITY
  - Hold up to 40% of unlevered equity in cash between prepayment periods.
- LEVERAGE
  - Debt to equity target of 9.0x vs. additional paid-in capital.

Portfolio Strategy

- Invest in low duration Agency mortgage securities.
- Diversify broadly to limit idiosyncratic pool risk.
- Close focus on prepayment profile – credit, structure and other characteristics – to select better performing assets.

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.armourreit.com.**
- Premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily.
- Non-Executive Board Chairman.

ARMOUR Balance Sheet Highlights

Agency Mortgage Portfolio (billions)	$5.82	8.15 Separate CUSIPS
Net REPO Borrowings (billions)	$5.40	7.96x debt to additional paid-in capital ratio
Derivatives(1) (billions)	$2.90	50.2% of non-true ARMs hedged
		53.6% of REPO borrowing hedged
Gross Asset Duration	1.48	
Net Balance Sheet Duration	-0.31	
Liquidity Total (millions)	$320.0	47.1% of additional paid-in capital
True Cash	$235.3	34.6% of additional paid-in capital
Unlevered Securities	$53.6	7.9% of additional paid-in capital
Short term Agency P&I receivables(2)	$31.1	4.6% of additional paid-in capital

Portfolio value is based on independent third-party pricing. Portfolio and liability information are as of 1/4/2012. Portfolio information includes all forward settling trades.

(1) Derivatives consist of interest rate swaps and Eurodollar futures.
(2) Receivables consist of $17.2 million due on 1/17/2012, $1.4 million due on 1/20/2012, $11.2 million due on 1/25/2012 and $1.3 million due on 2/15/2012.

ARMOUR RESIDENTIAL REIT

ARMOUR Investment Methodology

Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a 'buy and hold' strategy rather than a 'trading' strategy.

- **Agency Securities**
  - ARMOUR invests in Agency Securities.
- **Low Duration Assets**
  - Target a portfolio of low duration assets to reduce gross interest rate exposure.
- **Highly Liquid Assets**
  - Purchase those Agency Securities that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities and does not own any collateralized mortgage obligations ("CMOs").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators
    - Dealer inventories
    - Bid lists

- **Loan Analysis**
  - Original loan balance size.
  - Year of origination.
  - Originating company, third-party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool Analysis**
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.
  - No TBA Pools – Only specified.

ARMOUR Agency Asset Class Composition

ARMOUR Portfolio	Current Value (millions)	Percentage of Total Portfolio	Weighted Average Net/Gross Coupon
ARMs & Hybrids	$ 2,810.8	48.3%	3.73/4.17
Fixed Rates	$ 3,008.2	51.7%	3.91/4.30
Total	**$ 5,819.1**	**100.0%**	**3.82/4.24**

Agency Type	Current Value (millions)	Percentage of Total Portfolio
Fannie Mae	$ 4,026.3	69.2%
Freddie Mac	$ 1,376.9	23.7%
Ginnie Mae	$ 415.9	7.1%
Total	**$ 5,819.1**	**100.0%**

Information as of 1/4/2012. Some totals may not foot due to rounding.

ARMOUR ARM, Hybrid and Fixed Rate Security Composition

ARM & Hybrid Securities Months to Reset		Current Value (millions)	Percentage of ARM & Hybrid Securities	Weighted Average Net/Gross Coupon	Weighted Average Months to Reset
0-18		$ 51.7	1.8%	4.18/4.73	10
19-36		$ 236.3	8.4%	4.51/4.96	30
37-48		$ 406.8	14.5%	3.60/4.06	42
49-60		$ 186.9	6.6%	3.63/4.03	53
61-84		$ 1,010.7	36.0%	3.56/4.00	72
85-120		$ 918.5	32.7%	3.77/4.20	112
	Total	**$ 2,810.8**	**100.0%**	**3.73/4.17**	**75**

Fixed Rate Securities		Current Value (millions)	Percentage of Fixed Rate Securities	Weighted Average Net/Gross Coupon
Fixed Rates Maturing in 120 Months or Less		$ 43.5	1.4%	3.64/3.99
Fixed Rates Maturing Beween 121 and 180 Months		$ 1,834.5	61.0%	3.96/4.30
Fixed Rates Maturing Beween 181 and 240 Months		$ 1,130.2	37.6%	3.85/4.32
	Total	**$ 3,008.2**	**100.0%**	**3.91/4.30**

Information as of 1/4/2012.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio and Derivatives Duration Detail

Agency Asset Class		Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
ARMs & Hybrids	$	2,810.8	104.0%	104.8%	3.73/4.17	0.69
Fixed Rates Maturing in 120 Months or Less	$	43.5	102.7%	105.1%	3.64/3.99	2.00
Fixed Rates Maturing Beween 121 and 180 Months	$	1,834.5	104.3%	105.5%	3.96/4.30	1.50
Fixed Rates Maturing Beween 181 and 240 Months	$	1,130.2	104.7%	105.0%	3.85/4.32	3.40
Total or Weighted Average	**$**	**5,819.1**	**104.2%**	**105.1%**	**3.82/4.24**	**1.48**

Estimated Balance Sheet Duration		Amount (millions)	Duration Effect on Balance Sheet
Agency Assets	$	5,819.1	1.48
Derivatives [(1)]	$	2,896.0	-3.90
Net Balance Sheet Duration			**-0.31**

(1) Derivatives consist of interest rate swaps and Eurodollar futures.

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Market prices for our securities are obtained from independent third-party sources.

If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase.

Portfolio information as of 1/4/2012. Derivative information as of 1/5/2012.

ARMOUR RESIDENTIAL REIT

ARMOUR Derivatives Detail

Derivative Type [1]	Remaining Term	Weighted Average Remaining Term (Months)	Notional Amount (millions)	Weighted Average Rate
Interest Rate Swap	0-12 Months	12	$ 20.0	0.53
Interest Rate Swap	13-24 Months	23	$ 100.0	1.03
Interest Rate Swap	25-36 Months	26	$ 200.0	1.14
Interest Rate Swap	37-48 Months	41	$ 920.0	1.13
Interest Rate Swap	49-60 Months	53	$ 1,525.0	1.74
Eurodollar Futures	0-45 Months	26	$ 131.0	1.82
Total or Weighted Average		**45**	**$ 2,896.0**	**1.48**

(1) Derivatives consist of interest rate swaps and Eurodollar futures.

Active swap counterparties include:
Citibank, N.A., JP Morgan Chase, N.A., Nomura Global Financial Products Inc., UBS AG, and Wells Fargo Bank, N.A.

Information as of 1/5/2012.

ARMOUR Portfolio Constant Prepayment Rates ("CPR")


Monthly Portfolio
Constant Prepayment Rate
25
20
15
10
5
0
8.6
12.9
10.0
20.7
18.8
16.0
11.9
12.6
9.5
11.1
11.6
10.9
10.0
16.2
9.0
9.8
9.5
9.2
9.1
9.7
12.5
15.0
19.3
19.9
18.8
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
November-10
December-10
January-11
February-11
March-11
April-11
May-11
June-11
July-11
August-11
September-11
October-11
November-11
December-11


December 2011
Agency Asset Class CPR
25
20
15
10
5
0
19.9
7.7
18.1
9.4
18.8
ARMs & Hybrids
10 Year Pass-Throughs
15 Year Pass-Throughs
20 Year Pass-Throughs
Portfolio Average

ARMOUR expenses premium amortization monthly as it occurs.

Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR REPO Composition

	REPO Counter-Party[1]		Principal Borrowed (millions)	Percentage of REPO Positions with ARMOUR	Weighted Average Maturity in Days	Longest Maturity in Days
1	RBS Securities Inc.	$	391.2	7.2%	20	30
2	Merrill Lynch, Pierce, Fenner & Smith Inc.	$	367.3	6.8%	18	29
3	Deutsche Bank Securities Inc.	$	365.0	6.8%	17	30
4	UBS Securities LLC	$	359.3	6.6%	36	55
5	Mitsubishi UFJ Securities (USA), Inc.	$	347.4	6.4%	18	34
6	South Street Securities LLC	$	314.1	5.8%	8	23
7	BNP Paribas Securities Corp.	$	305.9	5.7%	8	9
8	Cantor Fitzgerald & Co. Inc.	$	294.4	5.4%	25	29
9	Nomura Securities International, Inc.	$	289.6	5.4%	14	30
10	Goldman, Sachs & Co.	$	288.4	5.3%	7	19
11	ICBC Financial Services LLC	$	261.4	4.8%	17	29
12	J.P. Morgan Securities LLC	$	257.1	4.8%	6	13
13	Guggenheim Securities, LLC	$	250.6	4.6%	28	35
14	The Bank of Nova Scotia	$	213.4	3.9%	48	63
15	ING Financial Markets LLC	$	178.6	3.3%	2	2
16	Daiwa Securities America Inc.	$	166.4	3.1%	28	42
17	CRT Capital Group LLC	$	158.7	2.9%	13	13
18	Mizuho Securities USA Inc.	$	154.1	2.9%	5	6
19	Credit Suisse Securities (USA) LLC	$	125.1	2.3%	9	9
20	Barclays Capital Inc.	$	105.6	2.0%	6	6
21	Citigroup Global Markets Inc.	$	74.0	1.4%	5	5
22	Wells Fargo Bank, N.A.	$	69.4	1.3%	2	2
23	Pierpont Securities LLC	$	66.5	1.2%	11	13
	Total or Weighted Average	$	5,403.4	100.0%	17	

Weighted Average Haircut	4.95%
Weighted Average Repo Rate	0.36%
Debt to Equity Ratio after Paydowns[2]	7.96

(1) ARMOUR has signed MRA's with 29 counterparties as of 1/4/2012.

(2) Equity is defined as additional paid-in capital.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT

Investment Management Team

Non-Executive Board Members

ARMOUR REIT Investment Management Team

Mark R. Gruber, CFA is Head of Portfolio Management of ARMOUR Residential Management LLC ("ARRM"), the manager of ARMOUR Residential REIT, Inc.. From April 2008 until joining ARRM, Mr. Gruber managed a $1.1 billion mortgage portfolio for Penn Mutual Life Insurance. From June 2005 to March 2008, Mr. Gruber was Vice-President of Research and Trading at Bimini Capital Management, Inc., a publicly traded real estate investment trust that managed $4 billion in agency mortgage assets. Mr. Gruber previously worked for Lockheed Martin at the Knolls Atomic Power Laboratory where he was an engineer for the Naval Nuclear Propulsion Program. Mr. Gruber holds an MBA with University Honors from the Tepper School of Business at Carnegie Mellon, an M.S. in Mechanical and Aerospace Engineering from the University of Virginia, and a B.S. in Mechanical Engineering with High Honors from Lehigh University.

Amber K. Luedke is Chief Accounting Officer of ARMOUR Residential Management LLC and of ARMOUR Residential REIT, Inc. From June 2007 to May 2008, Ms. Luedke was the former Head of Tax Accounting for Thornburg Mortgage, a $52 billion in mortgage assets REIT. From September 2004 to June 2007, Ms. Luedke was Treasurer of Bimini Capital Management, a publicly traded REIT. Ms. Luedke holds an M.A. and a B.S. from Kansas State University.

Scott J. Ulm is General Partner of ARMOUR Residential Management LLC and Co-Chief Executive Officer, Chief Investment Officer and Head of Risk Management of ARMOUR Residential REIT, Inc. Mr. Ulm has 26 years of structured finance and debt capital markets experience, including mortgage-backed securities. Mr. Ulm has advised numerous U.S., European, and Asian financial institutions and corporations on balance sheet and capital raising matters. From 2005 to 2009, Mr. Ulm was Chief Executive Officer of Litchfield Capital Holdings. From 1986 to 2005, he held a variety of senior positions at Credit Suisse both in New York and London including Global Head of Asset-Backed Securities, Head of United States and European Debt Capital Markets and the Global Co-Head of Collateralized Debt Obligations, both cash and synthetic. While at Credit Suisse, Mr. Ulm was responsible for the underwriting and execution of more than $100 billion of mortgage and asset-backed securities. At Credit Suisse, he was a member of the Fixed Income Operating Committee and the European Investment Banking Operating Committee. Mr. Ulm holds a B.A. summa cum laude from Amherst College, an M.B.A. from Yale School of Management and a J.D. from Yale Law School.

Jeffrey J. Zimmer is the General Partner of ARMOUR Residential Management LLC and Co-Chief Executive Officer, President and Chief Financial Officer of ARMOUR Residential REIT, Inc. Mr. Zimmer has significant experience in the mortgage-backed securities market over a 28 year period. From September 2003 through March 2008, he was the co-founder and Chief Executive Officer of Bimini Capital Management, Inc., a publicly traded REIT. From March 1990 through March 2003 Mr. Zimmer was a managing Director at RBS/Greenwich Capital in the Mortgage-Backed and Asset-Backed Department where he held various positions that included working closely with some of the nation's largest mortgage banks, hedge funds, and investment management firms on various mortgage-backed securities investments. Mr. Zimmer was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984 until 1990. He received his M.B.A. in finance from Babson College and a B.A. in economics and speech communication from Denison University.

Independent ARMOUR REIT Board Member Biographies

Stewart J. Paperin (Independent Director) Mr. Paperin has served as Executive Vice President of the Soros Foundation, a worldwide private philanthropic foundation, since 1996, where he oversees financial, administrative and economic development activities. From 1996 to July 2005, Mr. Paperin served as a Senior Advisor and portfolio manager for Soros Fund Management LLC, a financial services company, and since July 2005 has served as a consultant to Soros Fund Management LLC. From 1996 to 2007, Mr. Paperin served as a Director of Penn Octane Corporation (Nasdaq: "POCC"), a company engaged in the purchase, transportation and sale of liquefied petroleum gas. Prior to joining the Soros organizations, Mr. Paperin served as President of Brooke Group International, an investment firm concentrated on the former Soviet Union, from 1990 to 1993, and as Senior Vice President and Chief Financial Officer of Western Union Corporation, a provider of money transfer and message services which was controlled by Brooke Group, from 1989 to 1991. Mr. Paperin currently serves as a member of the Board of Directors of Community Bankers Acquisition Corp., a blank check company formed to acquire an operating business in the banking industry (AMEX: BTC). Mr. Paperin holds a B.A. degree and an M.S. degree from the State University of New York at Binghamton. He is a member of the Council for Foreign Relations and was awarded an honorary Doctor of Humane Letters by the State University of New York.

Jordan Zimmerman (Independent Director) Mr. Zimmerman is Founder and Chairman of Zimmerman Advertising, the 15th largest advertising agency in the country, with published annual billings in excess of $2 billion. Since its founding in 1984, Mr. Zimmerman led his agency from its origin as a regional automotive advertising agency into a national retail firm, with more than 1,000 associates and 22 offices, serving clients in virtually every retail sector, including: fast food, sports, real estate, spirits, furniture, financial services, office supply retailers, travel and retail discounters. In 1999, Mr. Zimmerman sold Zimmerman Advertising to Omnicom, a leading global marketing and corporate communications company and a premier holding company for such top advertising agencies as BBDO, DDB, TBWA Chiat and others. Mr. Zimmerman has supported and led many local and national non-profit organizations and charities, including: Make a Wish Foundation, Crohn's and Colitis Foundation and Songs for Love. He is a member of the board for Take Stock in Children, Pine Crest School of Boca Raton and the Cleveland Clinic Florida. Mr. Zimmerman is a co-owner of the Florida Panthers and the Tampa Bay Lightning, both NHL hockey teams. Mr. Zimmerman holds an M.B.A. degree from the University of South Florida.

Independent ARMOUR REIT Board Member Biographies

Thomas K. Guba (Independent Director) Mr. Guba has been the senior executive or head trader of various Wall Street mortgage and government departments in his thirty four years in the securities business. From 2002 through 2008, Mr. Guba was President and Principal of the Winter Group, a fully integrated mortgage platform and money management firm. Prior to 2002, he was Managing Director of Structured Product Sales at Credit Suisse First Boston (2000 through 2002), Managing Director and Department Manager of Mortgages and U.S. Treasuries at Donaldson Lufkin Jenrette, which was subsequently purchased by Credit Suisse First Boston (1994 through 2000), Executive Vice President and Head of Global Fixed Income at Smith Barney (1993 through 1994), Managing Director of the Mortgage and U.S. Treasuries Department at Mabon Securities (1990 through 1993), Senior Vice President and Mortgage Department Manager at Drexel Burnham Lambert (1984 through 1990), Senior Vice President and Head Mortgage Trader at Paine Webber (1977 through 1984) and a trader of mortgaged backed securities at Bache & Co. (1975 through 1977). Mr. Guba was also a Second Lieutenant, Military Police Corps, in the United States Army (1972 through 1974). Mr. Guba received his BA in political science from Cornell University in 1972 and his MBA in finance from New York University in 1979.

John "Jack" P. Hollihan III (Independent Director) Mr. Hollihan has over 25 years of investment banking and investment experience. Mr. Hollihan was formerly the Head of European Investment Banking for Banc of America Securities ("BAS"), where he was a member of the BAS European Capital Committee and Board, and where he had responsibility for a loan book of $8 Billion. Prior to that, Mr. Hollihan was Head of Global Project and Asset Based Finance and Leasing at Morgan Stanley and was a member of the Morgan Stanley International Investment Banking Operating Committee. In that capacity, he managed $45 billion in asset based and structured financings and leasing arrangements. He is a former trustee of American Financial Realty Trust (NYSE: "AFR") and currently the lead independent director of City Financial Investment Company Limited (London) and Executive Chairman of Litchfield Capital Holdings (Connecticut). Mr. Hollihan received B.S. (Wharton) and B.A. degrees from the University of Pennsylvania, and a J.D. from the University of Virginia School of Law.

Robert C. Hain (Independent Director) has been Chairman of City Financial Investment Company Limited since 2006 and a member of Shadbolt Partners LLP since 2005, both companies of which are engaged in asset management in the United Kingdom and Europe. City Financial and its affiliates acquire, rejuvenate and grow mutual fund and similar investment management businesses, and provide strategic advice to a select group of owners of investment management firms. Previously Mr. Hain was Chief Executive Officer of Invesco Perpetual, a prominent British asset manager, from 2002 to 2004, and Chief Executive Officer of Invesco Trimark, a Canadian mutual fund company, from 1998 to 2002. Mr. Hain was a member of the Executive Management Committee of Amvescap Plc (now Invesco Ltd), from 1998 to 2005. Mr. Hain's career in financial services includes senior executive positions in marketing, private banking and retail financial services in North America and Europe, and has comprised major acquisitions, integrations, and product and service delivery innovations that altered the competitive landscape. In addition, Mr. Hain has served on the boards and committees of financial services, business, arts, health and social services organizations at the national and local levels in Toronto, Zurich, Winnipeg, Halifax and London. He received degrees from the University of Toronto (Innis College) and the University of Oxford (Merton College) in 1976 and 1978 respectively.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Board Member Biographies

Daniel C. Staton (Director) is the Non-Executive Chairman of ARMOUR. Mr. Staton has over 10 years experience sourcing private equity and venture capital investments. Since 2003, he has been Managing Director of private equity firm Staton Capital LLC. Between 1997 and 2007, Mr. Staton was President of The Walnut Group, a private investment firm, where he served as initial investor Director of Build-A-Bear Workshop, initial investor in Deal$: Nothing Over a Dollar (until its sale to Supervalu Inc.), and Director of Skylight Financial. Prior to The Walnut Group, Mr. Staton was General Manager and Partner of Duke Associates from 1981 until its IPO in 1993, and then served as COO and Director of Duke Realty Investments, Inc. (NYSE: DRE) until 1997. Mr. Staton also served as Chairman of the Board of Storage Realty Trust from 1997 to 1999, when he led its merger with Public Storage (NYSE: PSA), where he continues to serve as a Director. Mr. Staton supplements his professional network by co-producing and investing in numerous Broadway musicals as well as relationships with not-for-profit organizations. Mr. Staton majored in Finance at the University of Missouri and holds a B.S. degree in Specialized Business from Ohio University and a B.S. degree in Business (Management) from California Coast University.

Marc H. Bell (Director) has served as Managing Director of Marc Bell Capital Partners LLC, an investment firm which invests in media and entertainment ventures, real estate, and distressed assets since 2003, and has also served as the President and Chief Executive Officer of FriendFinder Networks Inc. since 2004. Previously, Mr. Bell was the founder and President of Globix Corporation, a full-service commercial Internet Service Provider with data centers and a private network with over 20,000 miles of fiber spanning the globe. Mr. Bell served as Chairman of the Board of Globix Corporation from 1998 to 2002 and Chief Executive Officer from 1998 to 2001. Mr. Bell was also a member of the Board of Directors of EDGAR Online, Inc. (NASDAQ: EDGR), an Internet-based provider of filings made by public companies with the SEC, from 1998 to 2000. Mr. Bell has also been a co-producer of Broadway musicals, and serves as a member of the Board of Trustees of New York University and New York University School of Medicine. Mr. Bell holds a B.S. degree in Accounting from Babson College and an M.S. degree in Real Estate Development from New York University.

ARMOUR RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340